UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2014

Date of reporting period:  12/31/2014

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Annual Report
For the year ended
December 31, 2014

Special Opportunities Fund, Inc.

March 2, 2015

Dear Fellow Shareholders:

On December 31, 2014, the Fund’s market price closed at $15.37 per share, up 0.90% from its closing price of $16.70 per share on June 30, 2014 (after accounting for a year-end stock dividend of $1.48 per share).  For the same period, the S&P 500 Index gained 6.11%.

At the risk of sounding like a broken record, the stock market continued to soar in the second half of 2014 (and thus far in 2015), regularly making new highs with only modest pullbacks along the way.  Since the Fund is designed to be more risk averse than a hypothetical investment in the S&P 500 Index (and is much less than 100% correlated with it), it is unsurprising to be underperforming.  We would expect to outperform the indexes in a less euphoric environment.  Eventually, the market’s upward march will end and we will see if that is the case.

The Fund’s recent stock price underperformance is also due in part to a modest widening of the discount to net asset value.  We remind you that the Fund may purchase shares of its common stock without limitation when it is trading at a discount to net asset value.  The Fund made its first such purchase of its stock in 2015 and we intend to make purchases opportunistically.

To reiterate what we said in our last letter, we will only elaborate on our current investments if we believe there is a low probability that doing so will negatively impact the Fund’s performance.  The investments discussed below fall into that category.

Imperial Holdings (IFT)
To recap, Imperial owns a portfolio of life insurance policies with an aggregate face value of approximately $3 billion, but whose stated fair value reflects uncertainty about their collectability.  I am the chairman of Imperial but even I am often perplexed about how its stock price changes from day to day.  For example, on February 6, 2015, Imperial announced that a lawsuit filed by Sun Life Assurance Company of Canada seeking, among other things, to invalidate a number of Imperial’s life insurance, was dismissed with prejudice.  This was a very positive development for Imperial.  The stock price increase immediately after the news but I thought it would rise much more than it did.

In my opinion, the dismissal was a major milestone toward reducing the uncertainty regarding collectability.  If so, that, in turn, could lower Imperial’s cost of capital.  Imperial’s board’s primary goal is to have it become a boring cash flow positive company that invests in less liquid assets that have minimal counterparty risk as, to use a euphemism, maturities occur.  Of course, as with any investment,

Special Opportunities Fund, Inc.

there are still risks but, barring any material adverse events, I think the stock price could increase significantly over the next few years.

Activism Update
A primary focus for the Fund in 2014 was to acquire, along with other funds managed by Bulldog Investors, meaningful stakes in undervalued stocks with an eye toward seeking to persuade management to take measures to enhance shareholder value.  Recently, we have begun to do just that.  The Fund is part of a group of funds managed by Bulldog that has indicated an intent to conduct a proxy contest in 2015 to gain seats on the boards of two closed-end funds, Clough Global Equity Fund (GLQ) and LMP Real Estate Income Fund (RIT).  Each of these funds have traded at a double-digit discount for a long time and neither of their boards has taken meaningful action to address the discount.  Institutional shareholders that are likely to support us own a decent amount of shares of GLQ and RIT, so unless we reach a settlement, which is always possible, we think we have a pretty good chance to win a proxy contest.

The Fund is also one of several investors in a group that owns more than five percent of the shares of Stewart Information Services (STC).  Stewart provides title insurance and other services in connection with real estate transactions.  It has chronically underperformed its peers.  We believe performance would improve significantly if it were better managed.  Stewart also has a dysfunctional dual class capital structure whereby the non-publicly traded Class B shares, which represent only about 5% of Stewart’s equity, have the power to elect four of the nine directors and, unlike the publicly traded common shares, are not entitled to any dividends.  As a result, there are irreconcilable conflicts of interest between the Class B shareholders and the common shareholders.  Our group intends to conduct a proxy contest this spring to elect directors, eliminate the Class B shares, and push for a sale of the company, which we think could be effected at a healthy premium to Stewart’s recent stock price.

We are also considering taking action designed to enhance the value of several of our other investments – including operating companies and closed-end funds.  In sum, we expect to be much more active in 2015 than we were in 2014.

Why We Invest in Closed-End Funds (Part II)

In our last letter, we discussed one reason why we like closed-end funds, i.e., they are much easier to value than operating companies.  Another reason is that a closed-end fund trading at a persistent discount is often a better target for an activist investor like the Fund than an operating company.  There are several reasons for this.

Special Opportunities Fund, Inc.

First of all, when a closed-end fund trades at a discount to its net asset value, there are some proven measures that can be taken to enhance shareholder value.  The most obvious ones are liquidating or open-ending it (or merging it into an open-end fund).  Both of these will eliminate the discount permanently.  Other measures include accretive share repurchases, self-tender offers at a premium to the market price, and increasing the dividend to attract income oriented investors.  The path to increasing shareholder value in an operating company is rarely so clear.

Secondly, management of a closed-end fund cannot rely on the support of stakeholders like employees or local politicians that often oppose a sale or a merger of an operating company if it will result in store or plant closings or job cuts.  By contrast, no politician is likely to care if a closed-end fund converts to an open-end fund.

Lastly, closed-end funds have to comply with some shareholder-friendly provisions of the Investment Company Act of 1940.  For example, defensive tactics that are available to an operating company like adopting a poison pill to limit the amount of stock an activist can acquire, issuing super-voting stock, or having restrictive change of control covenants on its debt are prohibited. In addition, shareholders have a powerful threat in their statutory right to vote to terminate a fund’s investment advisory agreement.

In sum, if a closed-end fund has been trading at a persistently large discount and a decent percentage of the stock is owned by value-oriented shareholders, there is a pretty good chance that an activist investment manager like Bulldog Investors will campaign for actions to address the discount.  And there is a pretty good chance such a campaign will succeed.

A third reason we like to invest in closed-end funds is that they provide instant diversification since each one owns a number of securities.  Thus, on a “look through” basis, the Fund is able to achieve broad diversification by acquiring a portfolio of closed-end funds.  And, since the closed-end funds we own are almost invariably purchased at a discount from their net asset value, we can try to create “alpha” from our highly diversified portfolio of closed-end funds by using activist measures to persuade management to address the discount.

In Conclusion

For various reasons, the spin-off to shareholders of a new closed-end fund with a primary focus on investments in foreign closed-end funds and similar vehicles, is unlikely to happen very soon.  That is unfortunate because we continue to see value in selected offshore closed-end funds that we do not see in the United States.

Special Opportunities Fund, Inc.

Finally, we look forward to meeting with those shareholders that responded to our January 5, 2015 announcement to meet with the fund’s board of directors and representatives of management in New York City on March 19, 2015.  We hope the weather, which has been dreadful in New York this year, does not prevent anyone from attending.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/14
Net asset value returns	1 year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	(1.01)%	9.98%	9.82%	6.63%
Market price returns
Special Opportunities Fund, Inc.	(3.59)%	9.82%	8.28%	7.49%
Index returns
S&P 500 Index	13.69%	16.05%	15.45%	7.67%
Share price as of 12/31/14
Net asset value				$16.94
Market price				$15.37

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2014(1) (Unaudited)

	Value	Percent
Investment Companies	$118,528,346	68.83%
Common Stocks	33,094,441	19.22
Money Market Funds	19,340,274	11.23
Preferred Stocks	5,806,162	3.37
Convertible Bonds	3,427,441	1.99
Liquidation Claims	2,842,434	1.65
Promissory Notes	2,000,000	1.16
Warrants	619,673	0.36
Convertible Preferred Stocks	291,141	0.17
Rights	41,985	0.02
Corporate Bonds	41,472	0.03
Total Investments	$186,033,369	108.03%
Liabilities in Excess of Other Assets	(13,830,233)	(8.03)
Total Net Assets	$172,203,136	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Shares	Fair Value
INVESTMENT COMPANIES—68.83%
Closed-End Funds—56.88%
Aberdeen Israel Fund, Inc.	21,383	$354,975
Adams Express Co. (j)	200,878	2,748,011
AllianceBernstein Income Fund, Inc.	330,620	2,469,731
Alliance New York Municipal Income Fund, Inc.	98,685	1,327,313
Atlantis Japan Growth Fund Ltd. (a)(h)	56,000	103,429
Bancroft Fund, Ltd.	79,335	1,591,460
Blackrock Latin American Investment Trust PLC (h)	80,000	499,376
Boulder Growth & Income Fund, Inc.	428,406	3,877,074
Boulder Total Return Fund, Inc.	184,149	5,110,135
Central Europe, Russia, & Turkey Fund, Inc.	1,416	28,009
Central Securities Corp.	136,479	2,998,444
Clough Global Equity Fund	283,673	4,107,585
Deutsche Global High Income Fund	118,527	929,252
Deutsche High Income Opportunities Fund, Inc.	307,317	4,311,657
Diversified Real Asset Income Fund	453,733	7,869,001
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	114,919
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	48,227
Ellsworth Fund Ltd.	55,094	479,869
First Opportunity Fund, Inc.	279,106	2,665,462
The GDL Fund	15,000	153,450
General American Investors Co., Inc.	408,024	14,280,840
JP Morgan Asian Investment Trust PLC (h)	28,426	100,572
Juridica Investments Ltd. (h)	495,258	993,835
Kubera Cross-Border Fund Ltd. (a)(g)(h)	380,604	97,435
Liberty All Star Equity Fund	1,642,979	9,825,014
LMP Real Estate Income Fund, Inc.	169,197	2,123,422
Marwyn Value Investors Ltd. (a)(h)	160,023	530,625
MFS Intermarket Income Trust I	161,978	1,350,897
Millennium India Acquisition Co., Inc. (a)	34,036	21,102
Morgan Stanley Eastern Europe Fund, Inc.	9,181	126,790
Nuveen Diversified Commodity Fund	8,813	113,062
Nuveen Global High Income Fund	792,415	13,669,159
Nuveen Long/Short Commodity Total Return Fund	4,205	69,803
Pacific Alliance Asia Opportunity Fund Ltd. (a)(h)	294,172	467,439
The Prospect Japan Fund Ltd. (a)(h)	240,144	232,339

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Swiss Helvetia Fund, Inc.	277,935	$3,096,196
Terra Catalyst Fund (h)	20,319	28,502
Tri-Continental Corp.	387,319	8,292,500
Virtus Total Return Fund	163,386	738,505
		97,945,416
Closed End Funds—Preferred Shares—0.43%
Oxford Lane Capital Corp.—Series 2017	28,898	733,142

Auction Rate Preferred Securities—3.70% (c)(f)
Alliance New York Municipal Income Fund, Inc.—Series T, 0.165% (b)	61	1,277,188
Alliance New York Municipal Income Fund, Inc.—Series M, 0.143% (b)	82	1,716,875
BlackRock Municipal 2018 Term Trust—Series W7	17	425,000
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	112,500
Western Asset Managed Municipals Fund, Inc.—Series F, 0.144% (b)	14	306,250
Western Asset Managed Municipals Fund, Inc.—Series M, 0.144% (b)	14	306,250
Western Asset Managed Municipals Fund, Inc.—Series T, 0.166% (b)	14	306,250
Western Asset Managed Municipals Fund, Inc.—Series TH, 0.144% (b)	14	306,250
Western Asset Managed Municipals Fund, Inc.—Series W, 0.166% (b)	14	306,250
Western Asset Municipal Partners Fund, Inc.—Series M, 0.144% (b)	25	1,093,750
		6,381,563
Business Development Company—5.88%
BDCA Venture, Inc.	170,479	833,642
Equus Total Return, Inc. (a)	106,919	224,530
Fifth Street Senior Floating Rate Corp.	110,931	1,133,715
Firsthand Technology Value Fund, Inc.	212,611	3,965,195
MVC Capital, Inc.	403,584	3,967,231
		10,124,313
Business Development Company—Preferred Shares 1.94%
MVC Capital, Inc.	133,383	3,343,912
Total Investment Companies (Cost $109,517,825)		118,528,346

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Shares	Fair Value
PREFERRED STOCKS—3.37%
Real Estate Investment Trusts—3.37%
Preferred Apartment Communities, Inc. (c)(f)	6,083	$5,806,162
Total Preferred Stocks (Cost $5,657,129)		5,806,162

CONVERTIBLE PREFERRED STOCKS—0.17%
Real Estate Investment Trusts—0.17%
Wheeler Real Estate Investment Trust, Inc.	13,085	291,141
Total Convertible Preferred Stocks (Cost $326,994)		291,141

COMMON STOCKS—19.22%
Construction Materials—0.01%
Tecnoglass, Inc. (a)(h)	2,437	24,736

Consumer Finance—2.20%
Imperial Holdings, Inc. (a)	581,622	3,792,176

Health Care Providers & Services—0.00%
Healthcare Corp. of America (Acquired 10/24/2012, Cost $0) (a)(c)(i)	10,000	41

Insurance—6.74%
Stewart Information Services Corp.	313,254	11,602,928

IT Services—0.05%
JetPay Corp. (a)	39,596	84,735

Marine—0.04%
Pangaea Logistics Solutions Ltd. (a)(h)	13,255	62,961

Professional Services—0.31%
Hill International, Inc. (a)	139,571	535,953

Real Estate Investment Trusts—4.14%
Five Oaks Investment Corp.	15,791	170,543
Gladstone Land Corp.	2,582	27,627
Gyrodyne Company of America, Inc.	2,616	10,726
Gyrodyne Dividend Notes (c)	11,391	80,766
Gyrodyne Special Distribution LLC (c)	10,914	147,339
Independence Realty Trust, Inc.	25,128	233,942
Trade Street Residential, Inc.	43,892	337,529
Winthrop Realty Trust	392,511	6,119,247
		7,127,719

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Shares	Fair Value
COMMON STOCKS—(continued)
Software—0.03%
SITO Mobile Ltd. (a)	276,427	$56,612

Special Purpose Acquisition Vehicle—5.70% (a)
1347 Capital Corp.	76,600	766,766
AR Capital Acquisition Corp.	99,994	929,944
CB Pharma Acquisition Corp. (h)	23,814	239,093
Capitol Acquisition Corp. II	155,122	1,532,605
DT Asia Investments Ltd. (h)	79,818	798,180
Garnero Group Acquisition Co. (h)	153,199	1,463,051
Global Defense & National Security Systems, Inc.	142,712	1,462,798
Hennessy Capital Acquisition Corp.	65,223	635,924
Levy Acquisition Corp.	37,874	368,135
ROI Acquisition Corp II	57,484	565,068
Silver Eagle Acquisition Corp.	9,016	88,357
Sino Mercury Acquisition Corp.	33,634	334,658
Terrapin 3 Acquisition Corp.	62,138	622,001
		9,806,580
Total Common Stocks (Cost $29,162,281)		33,094,441

LIQUIDATION CLAIMS—1.65% (a)(c)(f)
The Home Insurance Company in Liquidation	1	1,245,565
The Home Insurance Company in Liquidation	1	1,596,869
Total Liquidation Claims (Cost $2,569,880)		2,842,434

	Principal
	Amount
CONVERTIBLE BONDS—1.99% (b)
Imperial Holdings, Inc.
8.500%, 02/15/2019	$2,941,000	3,427,441
Total Convertible Bonds (Cost $2,941,000)		3,427,441

CORPORATE BONDS—0.03% (b)
Washington Mutual Inc.
0.000%, 09/17/2012 (d)(f)	3,000,000	37,500
WMI Holdings Corp.
13.000%, 03/19/2030—1st Lien	359	348
13.000%, 03/19/2030—2nd Lien	3,897	3,624
Total Corporate Bonds (Cost $394)		41,472

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Principal
	Amount	Fair Value
PROMISSORY NOTES—1.16% (b)(c)(f)(i)
Wheeler Real Estate Investment Trust Convertible
9.000%, 12/15/2018 (Acquired 12/16/2013, Cost $1,200,000)	$1,200,000	$1,200,000
Wheeler Real Estate Investment Trust Non-convertible
9.000%, 12/15/2015 (Acquired 12/16/2013, Cost $800,000)	800,000	800,000
Total Promissory Notes (Cost $2,000,000)		2,000,000

	Shares
WARRANTS—0.36% (a)
AR Capital Acquisition Corp.
Expiration: October 2019
Exercise Price: $11.50	49,997	9,999
Arabella Exploration, Inc.
Expiration: December 2016
Exercise Price: $5.00 (h)	25,448	13,742
Capitol Acquisition Corp. II
Expiration: May 2016
Exercise Price: $11.50	77,561	26,371
Chart Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50	124,265	49,706
CIS Acquisition Ltd.
Expiration: December 2017
Exercise Price: $10.00 (h)	61,826	21,021
Collabrium Japan Acquisition Co.
Expiration: April 2019
Exercise Price: $11.50 (h)	208,234	12,494
EveryWare Global, Inc.
Expiration: May 2018
Exercise Price: $6.00	48,370	1,693
Garnero Group Acquisition Co.
Expiration: June 2019
Exercise Price: $11.50 (h)	153,199	18,384
Healthcare Corp. of America
Expiration: November 2016
Exercise Price: $7.50 (Acquired 10/24/2012, Cost $0) (c)	5,000	8
Expiration: July 2018
Exercise Price: $11.50	33,753	71

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Shares	Fair Value
WARRANTS—(continued)
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $6.00	142,626	$169,725
Hennessy Capital Acquisition Corp.
Expiration: March 2019
Exercise Price: $5.75	65,223	22,828
Imperial Holdings, Inc.
Expiration: October 2019
Exercise Price: $10.75	8	0
Integrated Drilling Equipment Holdings Corp.
Expiration: December 2017
Exercise Price: $11.50	205,929	412
KBS Fashion Group Ltd.
Expiration: January 2018
Exercise Price: $11.50 (h)	400,000	60,000
Levy Acquisition Corp.
Expiration: January 2018
Exercise Price: $11.50	26,866	9,940
Net Element, Inc.
Expiration: October 2017
Exercise Price: $7.50	159,476	7,974
Preferred Apartment Communities
Expiration: March 2017
Exercise Price: $9.00 (c)(f)	6,083	61
Pingtan Marine Enterprise Ltd.
Expiration: February 2018
Exercise Price: $12.00 (h)	52,798	6,600
Prime Acquisition Corp.
Expiration: March 2016
Exercise Price: $5.00 (h)	50,142	4,763
RLJ Entertainment, Inc.
Expiration: October 2017
Exercise Price: $12.00	436,744	43,674
ROI Acquisition Corp II
Expiration: September 2018
Exercise Price: $11.50	57,484	15,038
Silver Eagle Acquisition Corp.
Expiration: July 2018
Exercise Price: $11.50	9,016	4,508

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2014

	Shares	Fair Value
WARRANTS—(continued)
Tecnoglass, Inc.
Expiration: December 2016
Exercise Price: $8.00 (h)	45,477	$116,421
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (c)(f)	84,211	0
Expiration: April 2019
Exercise Price: $5.50	15,702	4,240
Total Warrants (Cost $741,168)		619,673

RIGHTS—0.02%
Garnero Group Acquisition Co. (a)(h)	139,951	41,985
Total Rights (Cost $52,421)		41,985

MONEY MARKET FUNDS—11.23%
Fidelity Institutional Government Portfolio—Class I, 0.010% (e)	9,670,137	9,670,137
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	9,670,137	9,670,137
Total Money Market Funds (Cost $19,340,274)		19,340,274
Total Investments (Cost $172,309,366)—108.03%		186,033,369
Liabilities in Excess of Other Assets—(8.03)%		(13,830,233)
TOTAL NET ASSETS—100.00%		$172,203,136

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at December 31, 2014.
(c)	Fair valued securities. The total market value of these securities was $17,421,520, representing 10.12% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2014.
(f)	Illiquid security. The total market value of these securities was $17,230,866, representing 10.01% of net assets.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Foreign-issued security.
(i)	Restricted security.
(j)	All or a portion of this security is pledged as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Schedule of Securities Sold Short—December 31, 2014

	Shares	Value
First American Financial Corp.	37,285	$1,263,962
Total Securities Sold Short (Proceeds $1,003,898)		$1,263,962

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2014

Assets:
Investments, at value (Cost $172,309,366)	$186,033,369
Cash	201,940
Dividends and interest receivable	2,150,733
Receivable for investments sold	355,477
Deposits at brokers	764,897
Other assets	37,711
Total assets	189,544,127

Liabilities:
Securities sold short, at value (proceeds $1,003,898)	1,263,962
Distributions payable common	15,044,872
Payable for investments purchased	702,848
Payable to Adviser	152,883
Payable to Custodian	7,234
Accrued expenses and other liabilities	169,192
Total liabilities	17,340,991
Net assets applicable to common shareholders	$172,203,136

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
10,165,454 shares issued and outstanding, 13,568,364 shares held in treasury	$345,575,187
Cost of shares held in treasury	(191,865,432)
Accumulated undistributed net investment loss	(567,161)
Accumulated net realized gain from investment activities	5,597,855
Net unrealized appreciation (depreciation) on:
Investments	13,724,003
Securities Sold Short	(260,064)
Foreign Currencies	(1,252)
Net assets applicable to common shareholders	$172,203,136
Net asset value per common share ($172,203,136 applicable to
10,165,454 common shares outstanding)	$16.94

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the
year ended
December 31, 2014
Investment income:
Dividends(1)	$4,249,183
Interest	472,813
Total investment income	4,721,996
Expenses:
Investment advisory fees	1,806,824
Legal fees and expenses	185,556
Directors’ fees and expenses	135,017
Administration fees and expenses	134,500
Insurance fees	55,175
Accounting fees and expenses	52,637
Dividend expenses	51,175
Audit fees	48,999
Compliance fees and expenses	46,886
Custody fees and expenses	41,659
Reports and notices to shareholders	31,597
Stock exchange listing fees	29,818
Transfer agency fees and expenses	19,976
Other expenses	4,016
Total expenses	2,643,835
Less: Fee waivers by investment advisor	(143,573)
Net expenses	2,500,262
Net investment income	2,221,734
Net realized and unrealized gains from investment activities:
Net realized gain (loss) from:
Investments	12,349,852
Short transactions	(177,412)
Distributions received from investment companies	5,138,314
Net realized gain on investments	17,310,754
Change in net unrealized appreciation (depreciation) on:
Investments	(7,041,879)
Short transactions	(260,064)
Foreign currency translation	(2,122)
Net realized and unrealized gains from investment activities	10,006,689
Net increase in net assets applicable to common shareholders resulting from operations	$12,228,423

(1)	Net of $11,224 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2014	December 31, 2013
From operations:
Net investment income	$2,221,734	$7,624,212
Net realized gain (loss) before income taxes from:
Investments	12,349,852	5,660,766
Short Transactions	(177,412)	598,975
Distributions received from investment companies	5,138,314	2,268,945
Foreign currency translation	—	(73,025)
Net realized gain before income taxes	17,310,754	8,455,661
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(7,044,001)	11,400,145
Short Transactions	(260,064)	—
Net increase in net assets resulting from operations	12,228,423	27,480,018

Distributions paid to preferred shareholders:
Net investment income	—	(1,123,393)
Total dividends and distributions paid to preferred shareholders	—	(1,123,393)
Net increase in net assets applicable to common shareholders
resulting from operations	12,228,423	26,356,625

Distributions paid to common shareholders:
Net investment income	(1,931,436)	(7,768,104)
Net realized gains from investment activities	(13,113,436)	(7,838,724)
Total dividends and distributions paid to common shareholders	(15,044,872)	(15,606,828)

Capital Stock Transactions (Note 4)
Offering cost adjustment from issuance of preferred stock	—	73,965
Conversion of preferred stock to common stock	37,205,024	30,000
Reinvestment of distributions to common stockholders	5,740,113	3,962,090
Total capital stock transactions	42,945,137	4,066,055
Net increase in net assets applicable to common shareholders	40,128,688	14,815,852

Net assets applicable to common shareholders:
Beginning of year	132,074,448	117,258,596
End of year	$172,203,136	$132,074,448
Accumulated undistributed net investment income (loss)	$(567,161)	$129,360

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Net asset value, beginning of period
Net investment income(2)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Dilutive effect of conversions of preferred shares to common shares
Dilutive effect of reinvestment of distributions by common shareholders
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(3)
Total market price return(4)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense
Total expenses, before fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense, and dividends on short positions
Ratio to net investment income to average net assets before waiver
Ratio to net investment income to average net assets after waiver
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of period

Financial highlights (continued)

For the years ended December 31,

2014		2013		2012		2011		2010
$18.70		$17.22		$16.01		$16.42		$14.26
0.22		0.92		0.34		0.22	(1)	0.04	(1)
1.02		3.00		1.92		(0.10)		2.15
1.24		3.92		2.26		0.12		2.19
(1.44)		0.00	(8)	—		—		—
(0.08)		(0.07)		(0.03)		—		—

—		(0.16)		(0.07)		—		—

(0.19)		(1.10)		(0.23)		(0.26)		(0.03)
(1.29)		(1.11)		(0.72)		(0.27)		—
(1.48)		(2.21)		(0.95)		(0.53)		(0.03)
$16.94		$18.70		$17.22		$16.01		$16.42
$15.37		$17.45		$15.01		$14.50		$14.75
(1.01)%		21.98%		13.72%		0.85%		15.36%
(3.59)%		31.27%		10.05%		1.89%		4.90%

1.42	%(5)	2.66	%(5)	2.54	%(5)(7)	1.51	%(5)	1.50	%(5)

1.51	%(5)	2.66	%(5)	2.54	%(5)(7)	1.51	%(5)	1.67	%(5)

1.40	%(6)	1.83	%(6)	1.82	%(6)	1.51	%(6)	1.50	%(6)
1.18	%(2)	5.66	%(2)	2.41	%(2)	1.32	%(2)	0.26	%(2)
1.27	%(2)	5.66	%(2)	2.41	%(2)	1.32	%(2)	0.26	%(2)

$172,203		$132,074		$117,259		$106,864		$109,631
$—		$37,424		$37,454		$—		$—
59%		58%		62%		55%		73%

N/A		748,486		749,086		N/A		N/A
N/A		$226		$207		N/A		N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(7)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(8)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or

Special Opportunities Fund, Inc.

Notes to financial statements

unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in fair value measurement of the Fund’s investment companies, corporate bonds, and promissory notes, are (1) cost and (2) indicative bids or price ranges from dealers, brokers, or market makers.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded securities that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$110,424,928	$1,558,709	$6,544,709	$118,528,346
Preferred Stocks
Real Estate Investment Trusts	—	—	5,806,162	5,806,162
Convertible Preferred Stocks	291,141	—	—	291,141
Common Stocks
Construction Materials	24,736	—	—	24,736
Consumer Finance	3,792,176	—	—	3,792,176
Health Care Providers & Services	—	—	41	41
Insurance	11,602,928	—	—	11,602,928
IT Services	84,735	—	—	84,735
Marine	62,961	—	—	62,961
Professional Services	535,953	—	—	535,953
Real Estate Investments Trusts	6,899,614	—	228,105	7,127,719
Software	56,612	—	—	56,612
Special Purpose Acquisition Vehicle	3,799,816	6,006,764	—	9,806,580
Liquidation Claims	—	—	2,842,434	2,842,434
Convertible Bonds	—	3,427,441	—	3,427,441
Corporate Bonds	—	41,472	—	41,472
Promissory Notes	—	—	2,000,000	2,000,000
Warrants	204,406	415,198	69	619,673
Rights	41,985	—	—	41,985
Money Market Funds	19,340,274	—	—	19,340,274
Total	$157,162,265	$11,449,584	$17,421,520	$186,033,369
Liabilities:
Securities Sold Short	$1,263,962	$—	$—	$1,263,962

*	Transfers between Levels are recognized at the end of the reporting period.

**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

Transfers between Level 1 and Level 2 securities as of December 31, 2014 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of December 31, 2014 are summarized in the table below:

Transfers into Level 1
Common Stock
Special Purpose Acquisition Vehicle	$1,532,605
Warrants	21,021
Transfers out of Level 1
Investment Companies	(993,835)
Common Stock
Special Purpose Acquisition Vehicle	(1,551,155)
Warrants	(176,181)
Net transfers in and/or out of Level 1	$(1,167,545)
Transfers into Level 2
Investment Companies	$993,835
Common Stock
Special Purpose Acquisition Vehicles	1,551,155
Warrants	176,181
Transfers out of Level 2
Common Stock
Special Purpose Acquisition Vehicles	(1,532,605)
Warrants	(21,021)
Net transfers in and/or out of Level 2	$1,167,545

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$619,673

Special Opportunities Fund, Inc.

Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

	Amount of Realized Gain
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$363,667
	on Investments

	Change in Unrealized Appreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$(251,845)
	depreciation of investments

The average monthly notional amount of warrants during the year was $2,510,086.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change	Transfers
	Balance			Realized	in unrealized	into /	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	(out of)	as of
Category	12/31/2013	sitions	sitions	(Loss)	(depreciaton)	Level 3	12/31/2014

Closed
End Funds	$100,501	$—	$—	$—	$62,645	$—	$163,146

Auction Rate
Preferred
Securities	5,186,250	5,619,063	(5,040,500)	812,562	(195,812)	—	6,381,563

Preferred
Stocks	5,721,001	—	—	—	85,161	—	5,806,162

Common
Stocks	261,236	2,229	—	—	(35,319)	—	228,146

Liquidation
Claims	—	2,842,434	—	—	—	—	2,842,434

Corporate
Bonds	75,000	—	—	—	(37,500)	(37,500)	—

Promissory
Notes	2,234,000	—	(234,000)	(450,000)	450,000	—	2,000,000

Warrants	173	—	—	—	(104)	—	69

	$13,578,161	$8,463,726	$(5,274,500)	$362,562	$329,071	$(37,500)	$17,421,520

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014:

				Impact to
				Valuation
	Fair Value			from an
	December 31,	Valuation	Unobservable	increase in
	2014	Methodologies	Input(1)	Input(2)

Closed End Funds	$163,146	Market Assessment	Discount to Last	Decrease
		and Company-	Reported Net Asset Value
		Specific Information

Auction Rate Preferred	$6,381,563	Market	Comparability Adjustments/	Increase
Securities		Comparables/cost	Broker Indications/
		Company Announcements

Preferred Stocks	$5,806,162	Cost	Market Assessments/	Increase
		Financial Assessments

Common Stocks	$228,146	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

Liquidation Claims	$2,842,434	Market Transactions	Broker Bids	Increase
		Approach

Promissory Notes	$2,000,000	Cost	Terms of the Note/ Financial	Increase
		Assessments/ Company
		Announcements

Warrants	$69	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Concentration risk—The Fund invested 3.70% of its net assets in auction rate preferred securities as of December 31, 2014.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total net assets.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any

Special Opportunities Fund, Inc.

Notes to financial statements

affiliate thereof an annual fee of $35,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Purchases and sales of securities
For the year ended December 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $102,533,698 and $106,932,828, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the year ended December 31, 2014.

Note 4
Capital share transactions
During the year ended December 31, 2014, the Fund issued 338,450 shares for the reinvestment of distributions.  During the same period the Fund issued 2,765,091 of shares of common stock from the conversion of 744,120 shares of the Fund’s convertible preferred stock.  During the year ended December 31, 2013, the Fund issued 250,132 shares for the reinvestment of distributions and issued 1,914 of shares of common stock from the conversion of 600 shares of the Fund’s convertible preferred stock.

Note 5
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and

Special Opportunities Fund, Inc.

Notes to financial statements

otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to common shareholders during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2014	December 31, 2013
Ordinary income	$4,577,643	$11,332,076
Long-term capital gains	10,467,229	5,398,145
Total distributions paid	$15,044,872	$16,730,221

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2014.

The following information is presented on an income tax basis as of December 31, 2014:

Tax cost of investments	$172,884,207
Unrealized appreciation	19,879,333
Unrealized depreciation	(6,730,171)
Net unrealized appreciation	13,149,162
Undistributed ordinary income	—
Undistributed long-term gains	5,605,535
Total distributable earnings	5,605,535
Other accumulated losses and other temporary differences	(261,316)
Total accumulated gains	$18,493,381

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2014, the Fund’s accumulated undistributed net investment income was decreased by $1,039,832, the accumulated net realized gain from investment activities was increased by $1,205,389, and the paid-in capital was decreased by $165,557.

Special Opportunities Fund, Inc.

Notes to financial statements

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2014, the Fund had no post October losses.

At December 31, 2014, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2013), or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 6
Subsequent events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 30, 2014
The Fund held an annual meeting of shareholders on December 30, 2014 to vote on the following matters:

(1)
To elect five Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock, to serve until the Fund’s next Annual Meeting of Stockholders in 2015 and until their successors have been duly elected and qualified;

(2)
To instruct Bulldog Investors, LLC, the investment adviser to the Fund (the “Adviser”), to “mirror vote” all proxies received by the Fund from any closed-end investment company in the Fund’s portfolio, unless (a) the Adviser certifies that, with respect to said vote, no conflict of interest exists between the Adviser and (i) the Fund or (ii) the Fund’s stockholders; and (b) a majority of the Fund’s independent directors (or a committee of the Fund’s independent directors) determines that no such conflict exists, in which case the Adviser will vote in accordance with the Fund’s proxy voting guidelines.

(3)	To approve an amendment to the Fund’s Amended and Restated By-Laws regarding claims that may be brought against the Fund, its officers and directors.

Proxy results—Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of November 18, 2014) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 91.29% of the common stock oustanding as of the record date were represented in person or by proxy (9,279,763 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

Special Opportunities Fund, Inc.

General information (unaudited)

The actual voting results for the agenda items were as follows:

Proposal to elect Andrew Dakos as a director:

FOR	% of Quorum	% of O/S	WITHHELD
8,426,825	90.81%	82.90%	852,938

Proposal to elect Phillip Goldstein as a director:

FOR	% of Quorum	% of O/S	WITHHELD
8,442,073	90.97%	83.05%	837,690

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,144,011	98.54%	89.95%	135,752

Proposal to elect Gerald Hellerman as a director:

FOR	% of Quorum	% of O/S	WITHHELD
8,428,442	90.83%	82.91%	851,321

Proposal to elect Charles C. Walden as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,128,997	98.38%	89.80%	150,766

Proposal to instruct the “Adviser” to “ mirror vote” all proxies received by the Fund from any closed-end investment company in the Fund’s portfolio, unless (a) the Adviser certifies that, with respect to said vote, no conflict of interest exists between the Adviser and (i) the Fund or (ii) the Fund’s stockholders; and (b) a majority of the Fund’s independent directors (or a committee of the Fund’s independent directors) determines that no such conflict exists, in which case the Adviser will vote in accordance with the Fund’s proxy voting guidelines.

FOR	AGAINST	% of VOTES CAST	WITHHELD
5,348,052	28,504	99.88%	26,804

Proposal to approve an amendment to the Fund’s Amended and Restated By-Laws regarding claims that may be brought by a stockholder against the Fund, its officers and directors.

FOR	AGAINST	% of VOTES CAST	WITHHELD
3,521,898	1,846,084	65.26%	35,378

O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 67.14% of its ordinary income distribution for the year ended December 31, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2014, 67.10% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 52.46% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2014.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, The
(48)	as of	Since	2009; Chief Compliance Officer		Mexico Equity and
	October	2009	of the Adviser from 2009-2012;		Income Fund, Inc.;
	2009.		Principal of the general partner		Director, Imperial
			of several private investment		Holdings, Inc.
partnerships in the Bulldog
Investors group of private funds.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, The
(70)	and	Since	2009; Principal of the general		Mexico Equity and
	Secretary	2009	partner of several private		Income Fund, Inc.;
	as of		investment partnerships in the		Director, MVC
	October		Bulldog Investors group of		Capital, Inc.;
	2009.		private funds.		Chairman, Imperial
Holdings, Inc.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(77)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Director, Ironsides
	2010.				Partners
Opportunity
Offshore Fund Ltd;
Director, Imperial
Holdings, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(51)		Effective	Captial LLC
January 1,
2015

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(46)		Since	LLC and NBC Bancshares, LLC.
2009

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(70)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(48)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(46)	President	Since	group of Investment Funds.
	and	2009
Treasurer
as of
October
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(70)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(77)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(45)	Financial	Since
	Officer	2014
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on December 4, 2014, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund, as such term is defined in the Investment Company Act of 1940, (the “Independent Directors”), voted to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLC (the “Adviser”). The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts.

The Independent Directors evaluated many different factors, including the quality of the services to be provided by the Adviser to the Fund, the Fund’s fees and expenses, and the compensation to be paid by the Fund to the Adviser.  The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement, but each was a factor in the Independent Directors’ consideration. The Independent Directors reviewed the fees being paid by the Fund and determined they were reasonable in light of the services being rendered and given the experience and commitment of the Adviser.  Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

In assessing the quality of the portfolio management delivered by the Adviser, the Independent Directors compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Morningstar, Inc., and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Adviser. The Independent Directors noted the performance figures for the Fund.

In addition, the Independent Directors discussed and considered materials which had been distributed to them in advance of the December 4, 2014 meeting and prepared by the Adviser in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act. These materials included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) information on economies of scale (if any) resulting from growth of the Fund’s assets; (d) the timeliness, adequacy and quality of information supplied by the Adviser in response to the requests of the Independent Directors; (e) the Adviser’s policy with respect to proxy voting; (f) the Adviser’s brokerage allocation;

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

(g) regulatory issues; (h) the Adviser’s compliance program and chief compliance officer; (i) the Adviser’s risk management policies and procedures with respect to the advisory services it provides to the Fund; and (j) other material factors affecting the Adviser.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Board also considered the operational strength of the Adviser. The Independent Directors also reviewed the structure of the Adviser’s compliance procedures and their effectiveness. The Independent Directors also noted any services that extended beyond portfolio management, and they considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its Advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered his own certification that the Codes were compliant with applicable regulations. The Independent Directors also discussed the Adviser’s business continuity plan. After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors considered, among other things, a detailed review of the expense analysis report provided to them and other pertinent material with respect to the Fund. The Independent Directors reviewed extensively the other materials provided, including the comparative expenses, components and peer group selections. The Independent Directors considered the cost structure of the Fund relative to its peer funds.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors also reviewed information prepared by the Fund Administrator comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of a peer group of funds, as well as the profitability memo prepared by the Adviser. After further consideration, the Independent Directors considered whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace given the Fund’s investment objectives, strategies limitations and restrictions. The Independent Directors also reviewed information regarding expenses presented by management, which showed overall expenses of the Fund. Based on all of this information, the Independent Directors concluded that the Fund’s total expenses were reasonable.

The Independent Directors also discussed the overall profitability of advising the Fund to the Adviser, reviewing the Adviser’s financial information. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. The Independent Directors also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the applicable advisory agreement. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.  The Independent Directors also confirmed that the partners of the Adviser have made a commitment to provide additional personal funds to support the firm if necessary.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (a) the Adviser was able to retain quality personnel, (b) the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Adviser was very responsive to the requests of the Independent Directors, (d) the Adviser had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) the Adviser continued to demonstrate the ability to grow the Fund.

The Independent Directors, meeting in executive session with independent counsel after due consideration of the written and oral presentations made by the Adviser at the meeting, concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 26, 2015, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $42,000 and $40,750, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,000 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2014 and December 31, 2013, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2014	December 31, 2013
Registrant	$7,000	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors, LLC (“Bulldog Investors”) believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by the Fund.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investor’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2015.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Bulldog Investors, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Goldstein was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, ASA Ltd. from 2008-2013 and Korea Equity Fund from 2010-2012.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brantley Capital Corporation, a business development company, from 2001-2013, and Imperial Holdings, Inc., a specialty finance company, since 2012.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Bulldog Investors, LLC since its inception in October 2009, and Chief Compliance Officer of Bulldog Investors, LLC from 2009-2012. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1999-2012, Mr. Dakos was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the Mexico Equity and Income Fund, a closed-end fund, since 2001, Brantley Capital Corporation, a business development company, intermittently from 2005-2013, and Imperial Holdings, Inc., a specialty finance company, since 2012.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2014 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  10
(C) Other accounts:  4
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 10 pooled investment vehicles; $400 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  4 other accounts; $13.0 million (estimated).

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $18.4 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLC.  In order to address these conflicts of interest, Bulldog Investors, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2014 (per instructions to paragraph (a)(4).

As of December 31, 2014, Mr. Goldstein beneficially owns 85,980 shares of common stock of the Registrant; Mr. Dakos beneficially owns 6,059 shares of common stock of the Registrant; and Mr. Das owns 2,825 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2014 to 7/31/2014	N/A	N/A	N/A	N/A
8/1/2014 to 8/31/2014	N/A	N/A	N/A	N/A
9/1/2014 to 9/30/2014	N/A	N/A	N/A	N/A
10/1/2014 to 10/31/2014	N/A	N/A	N/A	N/A
11/1/2014 to 11/30/2014	N/A	N/A	N/A	N/A
12/1/2014 to 12/31/2014	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)* /s/ Andrew Dakos
 Andrew Dakos, President

Date   March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date   March 5, 2015

By (Signature and Title)* /s/ Thomas Antonucci
  Thomas Antonucci, Chief Financial Officer

Date    March 5, 2015

* Print the name and title of each signing officer under his or her signature.